Merger of

Harte Hanks, Inc. (Nasdaq: HHS)

into

Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP)

Merger Presentation

August 14, 2026

Important Disclaimer

This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; the expected executive officers and directors of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this presentation are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Star, Harte Hanks, or the proposed Merger will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Star’s control. Star’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the Merger, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Star and Harte Hanks to consummate the proposed Merger; (iii) risks related to Star’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) risks related to the market price of the Star preferred stock relative to the value suggested by the merger consideration; (vi) unexpected costs, charges or expenses resulting from the Merger; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (viii) risks related to the inability of the combined company to success operate as a combined business; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Star’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC, and in other filings that Star makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Star expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in Star or Harte Hanks.

Participants in the Solicitation

Star, Harte Hanks, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Harte Hanks’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Star is set forth in its Definitive Proxy Statement related to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2026 and certain other documents filed by Star with the SEC, and in subsequent documents filed with the SEC. Information about Harte Hanks’s directors and officers is available in its Definitive Proxy Statement related to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2026, and in subsequent documents filed by Harte Hanks with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a registration statement on Form S-4 (the “Form S-4”) that will contain the Proxy Statement/Prospectus, and other relevant materials, each that will be filed with the SEC and disseminated to Harte Hank’s stockholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Form S-4 and Proxy Statement/Prospectus, are set forth below in the section headed “Additional Information and Where to Find It”.

This presentation relates to the proposed Merger involving Star and Harte Hanks and may be deemed to be solicitation material with respect to Harte Hanks’s stockholders in respect of the proposed Merger. In connection with the proposed Merger, Star will file the Form S-4 and Proxy Statement/Prospectus. This presentation is not a substitute for the Form S-4, the Proxy Statement/Prospectus or for any other document that Star or Harte Hanks may file with the SEC and or that Harte Hanks may send to its stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF HARTE HANKS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STAR, HARTE HANKS, THE PROPOSED MERGER AND RELATED MATTERS.

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Transaction Summary

Star Equity Holdings, Inc. (“Star”) to acquire Harte Hanks Inc. (“Harte Hanks”) for $5.00/share

~$384M	~$30M [1]	$10M
FY2025 pro forma revenue	FY2025 pro forma adj. EBITDA	cost synergies

Scale and diversification

Creates a multi-BPO platform across talent solutions, customer care, marketing, sales, and fulfillment & logistics

Synergy upside

~$10M of run-rate savings from duplicative public-company and corporate overhead costs

NOL utilization

The combined company will benefit from Star's $215 million U.S. Federal net operating losses (“NOL”) [2]

Financing Capacity

Increased ability to finance growth, including acquisitions, by leveraging the combined company’s larger scale and credit profile

Balanced consideration

Up to 50% cash with the balance in STRRP preferred, funded by a mix of cash on hand and debt financing

Owner mindset

Star’s Board and management own approximately 35% of shares outstanding [3] and expect to own more over time

Indicative terms: $5.00 / share · ~$38.4M equity value · up to 50% cash / balance STRRP preferred

[1] Includes $10M of anticipated cost synergies from merger of Star and Harte Hanks. See slide 9 for additional detail.
[2] As of December 31, 2025.
[3] Excludes unvested and unissued RSUs as of 8/12/2026

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Transaction Details and Terms

Transaction will be accretive from day one and is funded without issuing common stock

$5.00	~$38.4M	Q4 2026
per share of HHS, in cash and STRRP	implied equity value on ~7.68M shares	expected close, subject to conditions

Consideration and Financing

Consideration mix
Up to 50% cash; balance in Star Series A preferred (Nasdaq: STRRP)

Election
Shareholder election; cash capped at ~$19.2M, preferred uncapped

Preferred terms
$10.00 liquidation preference, 10% perpetual cash dividend

Financing
Cash portion funded with cash on hand and debt financing

Approvals and Closing Conditions

Board approvals
Approved by the Boards of both Star and Harte Hanks

Stockholder vote
Harte Hanks shareholder approval required prior to close

Other conditions
Form S-4 and other closing conditions

At close, Harte Hanks, Inc. will merge with and into a wholly owned subsidiary of Star Equity Holdings, Inc.; Star Equity Holdings, Inc. will be the surviving public entity and will continue trading on Nasdaq

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Strategic Rationale: Creating a Larger, Diversified BPO Offering

Adding Harte Hanks to Star's Business Services division to build a larger, diversified BPO platform

Hudson Talent Solutions		Harte Hanks		COMBINED Star BPO Platform
Recruitment process outsourcing Executive & contingent search Talent intelligence	+	Fulfillment & Logistics Customer Care Revenue Solutions	=	Multiple BPOs serving Fortune 500 clients using shared services and cross selling

Larger, diversified BPO
An enterprise-wide outsourcing platform built on Hudson and Harte Hanks' infrastructure, operations, and account teams

Meaningful cost synergies
Removes duplicative public-company, back-office, and leadership costs

Cross-sell upside
Shared blue-chip clients and the same buyers create cross-sell opportunities across the platform

Addition of HHS to Hudson Talent Solutions creates a scaled, diversified BPO platform

Star Equity Holdings HARTE HANKS
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Harte Hanks — Business Divisions [1]

Fulfillment & Logistics

$74.4M
47% of FY2025A revenue

Pick, pack and ship, kitting and print distribution, plus 3PL freight moving 1.3B+ lbs a year through 9,000+ carriers


Revenue ($M)
EBITDA ($M)
85.0
8.9
82.0
5.8
74.4
6.6
FY23
FY24
FY25

Customer Care

$50.1M
31% of FY2025A revenue

2,000+ trained agents across phone, chat, email and social, plus CRM development, AI chatbots and self-service tools


Revenue ($M)
EBITDA ($M)
53.6
9.5
52.9
10.1
50.1
6.2
FY23
FY24
FY25

Revenue Solutions

$35.1M
22% of FY2025A revenue

B2B marketing agency, DataView data services and outsourced inside sales


Revenue ($M)
EBITDA ($M)
52.9
6.6
50.3
5.2
35.1
5.6
FY23
FY24
FY25

Three complementary BPO offerings that benefit from scale, cross-sell reach, and shared infrastructure as part of Star's Business Services division

[1] *All financials from HHS FY2025 and FY2024 earnings releases; revenue Solutions was reported as Marketing Services prior to FY2025.*

Star Equity Holdings HARTE HANKS
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Newco's larger size → Shareholder value creation

Structural disadvantages of a micro-cap [1]

Cost burden
Public-company costs consume a disproportionate share of revenue

Capital access
Limited ability to raise equity or debt on attractive terms

Market visibility
Smaller investor base and limited analyst coverage

Negatives of being a micro-cap vs a larger-cap stock:

1. Lower valuations / multiples
2. Lower liquidity ↔ "Micro-Cap Purgatory" [2] ↔ Less buying / investor interest

Our plan: build scale through disciplined acquisitions

- Microcap aggregation over the long-term optimizes shareholder value creation
- NewCo is a logical aggregator of select micro-caps that meet our acquisition criteria
- Medium-term (~5-year) goals: outperform the Russell 2000 Index and earn inclusion
- Organic growth complemented by accretive acquisitions to scale quickly and profitably

Harte Hanks is Star's second micro-cap merger in the past year, after the combination of Hudson Global and Star in August 2025 — transformative steps that leave us materially stronger and better able to create shareholder value

(1) Less than $250 million market capitalization. (2) Illiquidity leads to less investor interest, which in turn drives further illiquidity.

Star Equity Holdings HARTE HANKS
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Star Following the Merger

Reporting Segments [1]

Building Solutions
KBS Builders Inc. · EdgeBuilder, Inc. · Timber Technologies · Glenbrook Building Supply, Inc.
+ Future bolt-on acquisitions

Business Services
Hudson Talent Solutions · Harte Hanks
+ Future bolt-on acquisitions

Energy Services
Alliance Drilling Tools
+ Future bolt-on acquisitions

Investments
Star Equity Fund, LP · Real Estate Assets
Catalyst MedTech · Other Investments

Future Divisions
To be established with the potential acquisition of new verticals

[1] *On August 22, 2025, the Company completed its previously announced acquisition of Star Operating Companies, Inc. ("Star Operating", formerly known as Star Equity Holdings, Inc.), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the "Merger Agreement"), by and among the Company, Star Operating and HSON Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the merger pursuant to the Merger Agreement (the "Merger"), Merger Sub merged with and into Star Operating, with Star Operating continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. Effective September 5, 2025, the Company changed (i) its name to Star Equity Holdings, Inc. and (ii) its trading symbol on Nasdaq to STRR and STRRP.*

Star Equity Holdings HARTE HANKS
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Reconciliation of Pro Forma Adjusted EBITDA

$ in 000s Unaudited	Star Equity (pro forma)	Harte Hanks	Combined
Net loss	($4,058)	($811)	($4,869)
Provision for (benefit from) income taxes	330	(197)	133
Interest (income) expense, net	(78)	-	(78)
Other expenses, net	-	1,394	1,394
Depreciation and amortization	5,618	4,472	10,090
Pro forma EBITDA (non-GAAP)	**1,812**	**4,858**	**6,670**
Stock-based compensation	1,671	258	1,929
Restructuring expense	-	1,782	1,782
Transaction costs related to mergers and acquisitions	5,004	-	5,004
Severance / contingent salary	891	-	891
Interest income	1,249	-	1,249
Impairment of cost method investment	432	-	432
Loss (gain) on equity method investment	755	-	755
Foreign currency (gain) loss	303	-	303
Unrealized (gain) loss on equity securities	35	-	35
Financing cost	114	-	114
Other non-operating expense (income)	(4)	-	(4)
Other non-recurring expenses	363	-	363
Pro forma Adjusted EBITDA (non-GAAP)	**$12,625**	**$6,898**	**$19,523**
Estimated annualized run-rate cost synergies			10,000
Pro forma Adjusted EBITDA post-synergies (non-GAAP)			**$29,523**

1. For Star Equity, pro forma Building Solutions and Investments results for the full year of 2025 as opposed to August 22, 2025 through December 31, 2025. Pro forma Energy Services reflects results from Alliance Drilling Tools for the full year in 2025. Alliance Drilling Tools was acquired by Star Operating Companies on March 3, 2025.
2. Pro forma Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

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Contact Us

Jeff Eberwein
CEO

Rick Coleman
COO

Shawn Miles
EVP – Finance

admin@starequity.com

Investor Relations

The Equity Group Inc.
Lena Cati
Senior Vice President
212-836-9611 / lena.cati@theequitygroup.com



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